Exhibit 99.1






                         RECEIVABLES PURCHASE AGREEMENT


                                      among


                             METALDYNE CORPORATION,

                            THE SELLERS NAMED HEREIN

                                   as Sellers,


                                       and


                                   MRFC, INC.





                           Dated as of April 29, 2005

                         RECEIVABLES PURCHASE AGREEMENT, dated as of April 29,
                    2005 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), among Metaldyne Corporation, a Delaware corporation ("Metaldyne"), the subsidiaries of Metaldyne identified as Sellers on Schedule I annexed hereto, as sellers, (each, individually, a "Seller" and collectively, the "Sellers"), and MRFC, Inc., a Delaware corporation, as purchaser hereunder (in such capacity, "MRFC").


                              W I T N E S S E T H :


     WHEREAS, MRFC desires to purchase from time to time certain accounts receivable existing on the Closing Date and thereafter until the Purchase Termination Date;

     WHEREAS, the Sellers desire to sell and assign from time to time such certain accounts receivable to MRFC upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among MRFC and the Sellers as follows:

                                    Article I

                                   Definitions

     SECTION 1.01. Definitions. All capitalized terms used herein shall have the meanings specified herein or, if not so specified, the meaning specified in, or incorporated by reference into, Schedule A to the Receivables Transfer Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Receivables Transfer Agreement"), by and among MRFC, as Transferor thereunder, Metaldyne, individually, as Collection Agent and as Guarantor thereunder, the several Purchasers named therein, and General Electric Capital Corporation, as Administrative Agent thereunder.

     SECTION 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the Relevant UCC, and not specifically defined herein, are used herein as defined in such Article 9.

     SECTION 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding," and the word "within" means "from and excluding a specified date and to and including a later specified date."



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                                   Article II

                Purchase, Conveyance and Servicing of Receivables

     SECTION 2.01. Sales. (a) Upon the terms and subject to the conditions set forth herein, and without recourse (except such limited recourse as is specifically provided for in Sections 5.01(q), 6.01 and 6.02), each of the Sellers hereby sells, assigns, transfers and conveys to the MRFC, and MRFC hereby purchases from each of the Sellers, all of such Seller's right, title and interest, whether now owned or hereafter acquired and wherever located, in, to and under the Receivables outstanding on the Closing Date and thereafter owned by each of the Sellers, through any Purchase Termination Date, together with all Related Security and Collections with respect thereto (to the extent that such right, title and interest was not already purchased by MRFC) and all Proceeds of the foregoing. Such interest in the Receivables, expressed as a dollar amount, shall be equal to the aggregate unpaid balance of the Receivables from time to time. Any sale, assignment, transfer and conveyance hereunder does not constitute an assumption by MRFC of any obligations of the Sellers or any other Person to Obligors or to any other Person in connection with the Receivables or under any Related Security or any other agreement or instrument relating to the Receivables.

     (b) In connection with such sale, each Seller agrees to execute and deliver for filing (or authorize the filing) on or prior to the Closing Date, at its own expense, a financing statement or statements (Form UCC-1) with respect to the Receivables and the other property described in Section 2.01(a) sold by such Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of MRFC created hereby in the Receivables under the Relevant UCC against all creditors of, and purchasers from, such Seller, and to deliver either the originals of such financing statements or a file-stamped copy of such financing statements or other evidence of such filings to MRFC on or prior to the Closing Date.

     (c) Each of the Sellers agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all actions as may be necessary or as MRFC may reasonably request in order to perfect or protect the interest of MRFC in the Receivables purchased hereunder or to enable MRFC to exercise or enforce any of its rights hereunder. Without limiting the foregoing, each Seller will, in order to accurately reflect this purchase and sale transaction, execute and file (or authorize the filing of) such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant hereto) as may be requested by MRFC and mark its master data processing records (or related subledger) and other documents with a legend describing the purchase by MRFC of the Receivables and the interest transferred by MRFC to the Administrative Agent pursuant to the Receivables Transfer Agreement and stating "An interest in these accounts receivable has been granted to General Electric Capital Corporation, as Administrative Agent, pursuant to a Receivables Transfer Agreement dated as of April 29, 2005." The Sellers shall, upon request of MRFC, obtain such additional search reports as MRFC shall request. To the fullest extent permitted by applicable law, MRFC shall be permitted and authorized to file continuation statements



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and amendments thereto and assignments thereof without the Sellers' signatures.
Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

     (d) It is the express intent of the Sellers and MRFC that the conveyance of the Receivables by the Sellers to MRFC pursuant to this Agreement be construed as a sale of such Receivables by the Sellers to MRFC. Further, it is not the intention of the Sellers and MRFC that such conveyance be deemed a grant of a security interest in the Receivables by the Sellers to MRFC to secure a debt or other obligation of the Sellers. Except under the limited circumstances described in Sections 5.01(q), 6.01 and 6.02, the Sellers shall have no right or obligation hereunder to repurchase or otherwise reacquire any such Receivables. Except as otherwise provided in Sections 5.01(q), 6.01 and 6.02, each sale of Receivables by the Sellers hereunder is made without recourse of any kind. However, in the event that, notwithstanding the intent of the parties, the Receivables are construed to constitute property of the Sellers, then (i) this Agreement shall be deemed to be, and hereby is, a security agreement within the meaning of the Relevant UCC; and (ii) the conveyances by each of the Sellers provided for in this Agreement shall be deemed to be, and each of the Sellers hereby grants to MRFC, a security interest in, to and under all of such Seller's right, title and interest in, to and under the Receivables, together with all Related Security and Collections with respect thereto and all Proceeds of the foregoing, to secure the rights of MRFC set forth in this Agreement or as may be determined in connection therewith by applicable law. The Sellers and MRFC shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables, such security interest would be deemed to be a perfected security interest in favor of MRFC under applicable law and will be maintained as such throughout the term of this Agreement.

     SECTION 2.02. Servicing of Receivables. The servicing, administering and collection of the Receivables shall be conducted by each of the Sellers, as agents of the Collection Agent, in accordance with the terms and conditions of the Receivables Transfer Agreement. Each Seller hereby agrees to perform, take or cause to be taken all such action as may be necessary or advisable to collect each Receivable from time to time, all in accordance with the terms and conditions of the Receivables Transfer Agreement, the Credit and Collection Policy and applicable laws, rules and regulations and with the care and diligence which each of the Sellers employs in servicing similar receivables for its own account. MRFC hereby appoints each of the Sellers as its agent to enforce MRFC's rights and interests in, to and under the Receivables, the Related Security and the Collections with respect thereto. To the extent permitted by applicable law, each Seller hereby grants to any Collection Agent appointed under the Receivables Transfer Agreement and at any time following the designation of a Collection Agent other than Metaldyne, any Seller or MRFC, to the Administrative Agent an irrevocable power of attorney to take in the Seller's name and on behalf of the Seller any and all steps necessary or desirable, in the reasonable determination of the Collection Agent or the Administrative Agent, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts. Each of the Sellers



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

shall hold in trust for MRFC, in accordance with its interests, all Records which evidence or relate to the Receivables or Related Security, Collections and Proceeds with respect thereto. Notwithstanding anything to the contrary contained herein, from and after the occurrence of a Termination Event or a Collection Agent Default, the Administrative Agent, upon written notice to the Collection Agent on behalf of the Purchasers, shall have the absolute and unlimited right to terminate the Sellers' servicing activities described in this
Section 2.02. In consideration of the foregoing, MRFC agrees to pay each Seller a servicing fee of one percent (1.0%) per annum on the aggregate Outstanding Balance of the Receivables sold by such Seller, payable monthly, for its performance of the duties and obligations described in this Section 2.02; provided that any such monthly payment shall be reduced by any amounts payable in such month by the Purchasers to Metaldyne in its capacity as Collection Agent pursuant to the Receivables Transfer Agreement.

                                   ARTICLE III

                      Consideration and Payment; Reporting

     SECTION 3.01. Purchase Price. The purchase price for the Receivables and related property conveyed to MRFC by the Sellers under this Agreement (other than Receivables and related property contributed to MRFC pursuant to the penultimate sentence of Section 3.02(a))on any Business Day shall be a dollar amount equal to the product of (i) the aggregate Outstanding Balance of the Receivables sold on such Business Day and (ii) the then applicable Discount Percentage (the "Purchase Price").

     SECTION 3.02. Payment of Purchase Price. (a) The Purchase Price for each Receivable sold hereunder on any Business Day shall be paid or provided for on the Business Day on which such sale occurred (i) by payment in immediately available funds to the extent MRFC has such funds available and (ii) to the extent such funds are not available, by increasing the amount due under the Subordinated Note by notation thereon; provided, however, that the aggregate outstanding principal amount of the Subordinated Note on any Business Day (after giving effect to all repayments thereof on or before such Business Day) shall not exceed the lesser of (x) 30% of the Outstanding Balance of the Receivables purchased hereunder existing on such Business Day and (y) an amount that would cause MRFC's net worth (as defined in accordance with GAAP) to be less than $25,000,000. To the extent that MRFC does not have sufficient cash or availability under the Subordinated Note to pay the total Purchase Price for Receivables sold on any Business Day in full, Metaldyne Company LLC may make a cash capital contribution to MRFC. No sales of Receivables shall be made hereunder on and after the Purchase Termination Date.

     (b) All advances made by the Sellers to Purchaser pursuant to Section 3.02(a) (each, an "Advance") shall be evidenced by a single subordinated note, duly executed on behalf of Purchaser, in substantially the form of Exhibit A annexed hereto, delivered on the Closing Date and payable to Metaldyne, as agent for the Sellers (as amended, supplemented or otherwise modified and in effect from time to time, the "Subordinated Note"). The Collection Agent is hereby authorized by Purchaser to endorse on the schedule attached to the Subordinated Note (or a continua-



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tion of such schedule attached thereto and made a part thereof) an appropriate notation evidencing the date and amount of each Advance, as well as the date and amount of each payment with respect thereto; provided, however, that the failure of any Person to make such a notation shall not affect any obligations of Purchaser thereunder. Any such notation shall be conclusive and binding as to the date and amount of such Advance, or payment of principal or interest thereon, absent manifest error.

     (c) The terms and conditions of the Subordinated Note and all Advances thereunder shall be as follows:

     (i) Allocation of Advances. Advances shall be allocated among the Sellers pro rata according to the Purchase Price due to each Seller on the date such Advances are made.

     (ii) Repayment of Advances. All amounts paid by MRFC with respect to the Advances shall be allocated first to the repayment of accrued interest until all such interest is paid, and then to the outstanding principal amount of the Advances. Subject to the provisions of this Agreement, MRFC may borrow, repay and reborrow Advances on and after the date hereof and prior to the termination of this Agreement, subject to the terms, provisions and limitations set forth herein.

     (iii) Interest. The Subordinated Note shall bear interest from its date on the outstanding principal balance thereof at an initial rate per annum equal to 7.75%, adjusted on each Interest Payment Date (as defined therein) to an amount equal to the Prime Rate (as defined therein) plus 2%. Interest on each Advance shall be computed based on the number of days elapsed in a year of 360 days.

     (iv) Sole and Exclusive Remedy; Subordination. MRFC shall be obligated to repay Advances to the Sellers only to the extent of funds available to MRFC from Collections on the Receivables and, to the extent that such payments are insufficient to pay all amounts owing to the Sellers under the Subordinated Note, the Sellers shall not have any claim against MRFC for such amounts and no further or additional recourse shall be available against Purchaser. The Subordinated Note shall be fully subordinated to any rights of the Administrative Agent, on behalf of the Purchasers pursuant to the Receivables Transfer Agreement, and shall not evidence any rights in the Receivables or related property.

     (v) Offsets, etc. MRFC may offset any amount due and owing by the Sellers to MRFC against any amount due and owing by MRFC to the Sellers under the terms of the Subordinated Note.

     SECTION 3.03. Reports. Each Seller will furnish to the Collection Agent all information with respect to the Receivables sold by such Seller under this Agreement required by the Collection Agent in order to complete the weekly Deposit Reports and monthly Settlement Statements delivered by the Collection Agent pursuant to the Receivables Transfer Agreement. Each delivery of a Deposit Report and Settlement Statement by the Collection Agent shall be deemed to be a representation and warranty by each Seller that all information set forth in those reports with re-



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spect to the Receivables sold by such Seller under this Agreement and
Collections thereof is true and correct.

     SECTION 3.04. Transfer of Records. (a) In connection with the Purchase of Receivables hereunder, each of the Sellers hereby sells, transfers, and conveys to MRFC all of its right and title to and interest in the Records relating to all of its Receivables sold hereunder, without the need for any further documentation in connection with any Purchase. In connection with such transfer, each of the Sellers hereby grants to MRFC, the Collection Agent and the Administrative Agent an irrevocable, non-exclusive license to use without royalty or payment of any kind, all software used by such Seller to account for its Receivables, to the extent necessary to administer its Receivables, whether such software is owned by the Parent or is owned by others and used by the Parent under license agreements with respect thereto, provided that should the consent of any licensor to such grant of license described herein be required, each Seller agrees that upon the request of MRFC, the Collection Agent or the Administrative Agent, such Seller will use reasonable efforts to obtain the consent of such third-party licensor. The irrevocable license hereby granted shall terminate on the date when the Net Investment has been reduced to zero, all other Aggregate Unpaids have been paid in full and the Commitments have been terminated.

     (b) Each Seller shall take such action as requested by MRFC, from time to time hereafter, that may be necessary or appropriate to ensure that MRFC and its assignees have an enforceable right to use all Records and all software used to account for the Receivables and/or recreate such records.

     (c) The use of Records by MRFC is subject to Section 9.14 of this Agreement.

     SECTION 3.05. Payments and Computations. All amounts due to be paid or deposited by MRFC hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account designated from time to time by the Sellers or as otherwise directed by the Sellers. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. Except as otherwise provided in the Transaction Documents, any amount due hereunder that is not paid when due hereunder shall bear interest at the Base Rate as in effect from time to time until paid in full; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first, but excluding the last) elapsed.

                                   ARTICLE IV

                         Representations and Warranties



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     SECTION 4.01. Sellers' Representations and Warranties. Each of the Sellers
represents and warrants to MRFC as of the Closing Date and on each Business Day on which Receivables are sold hereunder:

     (a) Corporate Existence and Power. Such Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and has all requisite corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted except where the failure to have such licenses, authorizations, consents and approvals would not have a Material Adverse Effect. Such Seller is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

     (b) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by such Seller of the Transaction Documents to which it is a party are within such Seller's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof (except for the filing of UCC financing statements as required by this Agreement), and to the best of the Sellers' knowledge, do not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of the Certificate of Incorporation or the By-Laws of such Seller or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon such Seller or result in the creation or imposition of any Adverse Claim on the assets of such Seller (except those created by this Agreement or the Receivables Transfer Agreement).

     (c) Valid Sale; Binding Effect. Each purchase from such Seller of Receivables and Related Security by MRFC hereunder shall constitute a valid sale and assignment by such Seller to MRFC, enforceable against creditors of, and purchasers from, such Seller. Each of the Transaction Documents to which such Seller is a party will constitute the legal, valid and binding obligation of such Seller, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the rights of creditors and general equitable principles (whether considered in a proceeding in equity or at law).

     (d) Quality of Title. Immediately preceding the sale by such Seller of any Receivables and Related Security pursuant to this Agreement, such Seller was the owner of all of such Receivables, free and clear of all liens, encumbrances, security interests, preferences or other security arrangement. On or prior to the date hereof, all financing statements and other documents required to be recorded or filed in order to perfect and protect the interest of MRFC in, to and under the Receivables against all creditors of and purchasers from such Seller will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.



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     (e) Accuracy of Information. All written information heretofore furnished by such Seller to MRFC, the Collection Agent, the Administrative Agent or the Purchasers for purposes of or in connection with this Agreement, any other Transaction Document, or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Seller to MRFC, the Collection Agent, the Administrative Agent, or the Purchasers will be, true and accurate in every material respect, on the date such information is stated or certified.

     (f) Tax Status. Such Seller has filed all material tax returns (Federal, state and local) required to be filed and has paid or made adequate provision for the payment of all material taxes, assessments and other similar governmental charges other than taxes contested in good faith and for which adequate reserves have been established in accordance with GAAP and taxes which are not yet due and payable.

     (g) Litigation. Except as set forth in Exhibit B hereof, there are no actions, suits or proceedings pending, or to the knowledge of such Seller threatened, against or affecting such Seller or any Affiliate of the Seller or their respective properties, in or before any court, arbitrator or other Official Body, which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

     (h) Name; Type of Entity; Place of Business. Such Seller's name as it appears in official filings in the state of its incorporation or other organization, the type of entity of such Seller (including corporation, partnership, limited partnership or limited liability company), the organizational identification number issued to such Seller by its jurisdiction of incorporation or organization (or a statement that no such number has been issued), such Seller's jurisdiction of organization or incorporation, the location of the principal place of business and chief executive office of such Seller, and the location of the offices where such Seller keeps all its Records, in each case as of the Closing Date, are specified on Schedule I attached hereto and such Seller has not changed any such name, type, number, jurisdiction or location except to the extent that such Seller has given MRFC and the Administrative Agent written notice thereof in accordance with this Agreement.

     (i) Solvency. Such Seller is not insolvent, does not have unreasonably small capital with which to carry on its business, is able to pay its debts generally as they become due and payable, and its liabilities do not exceed its assets.

     (j) Tradenames, Etc. As of the date hereof: (i) such Seller has no divisions; and (ii) such Seller has, within the last five years, operated only under the tradenames identified for it on Exhibit J to the Receivables Transfer Agreement, and, within the last five (5) years, has not changed its name, changed its organizational or corporate form, changed its jurisdiction of incorporation or organization, or merged with or into or consolidated with any other Person or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except as disclosed in Exhibit J to the Receivables Transfer Agreement.

     (k) Nature of Receivables. Each Receivable of such Seller included in the calculation of the Net Receivables Balance in fact satisfies at such time the definition of "Eligible Receivable" and is an "eligible asset" as defined in Rule 3a-7



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under the Investment Company Act of 1940, as amended, and is not a Defaulted
Receivable.

     (l) Credit and Collection Policy. Since the Closing Date, there have been no material changes in the Credit and Collection Policy other than as permitted hereunder.

     (m) Collections and Servicing. Since May 31, 2004, there has been no material adverse change in the ability of such Seller to service and collect the Receivables.

     (n) Binding Effect of Receivables and Contract. Each Receivable of such Seller and the related Contract constitutes a legal, valid and binding obligation of the Obligor, enforceable against the Obligor, subject to the effect of bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general equitable principles (whether considered in a proceeding at law or in equity).

     (o) Not an Investment Company. Such Seller is not, nor is it controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and it is exempt from all provisions of such Act.

     (p) ERISA. Such Seller and its ERISA Affiliates are in compliance in all material respects with ERISA, and no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables.

     (q) Lock-Box Accounts. The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in Exhibit C to the Receivables Transfer Agreement. All Obligors have been instructed to make payment to a Lock-Box Account.

     (r) Bulk Sales. No transaction contemplated by this Agreement requires compliance with any bulk sales act or similar law.

     (s) Reasonably Equivalent Value. The Purchase Price constitutes reasonably equivalent value in consideration for the transfer by such Seller to MRFC of Receivables from such Seller pursuant to this Agreement and no such transfer has been made for or on account of an antecedent debt owed by such Seller to MRFC, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

     SECTION 4.02. Reaffirmation of Representations and Warranties by the Sellers; Notice of Breach. On the Closing Date and on each Business Day on which Receivables are sold hereunder, the Sellers, by accepting the proceeds of such sale, shall be deemed to have certified that all representations and warranties of the Sellers set forth in Section 4.01 are true and correct on and as of such day as though made on and as of such day. The representations and warranties set forth in Section 4.01 shall survive (i) the conveyance of the Receivables to MRFC, (ii) the termination of the rights and obligations of MRFC and the Sellers under this Agreement and (iii) the termination of the rights and obligations of the Transferor, the Sellers and the Administrative Agent under the Receivables Transfer Agreement. Upon the coming



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to the knowledge of any Responsible Officer of MRFC or any of the Sellers of a
breach of any of the foregoing representations and warranties, the party with knowledge of such breach shall give prompt written notice to the other within three (3) Business Days of such discovery.

                                    ARTICLE V

                            Covenants of the Sellers

     SECTION 5.01. Covenants of the Sellers. Each of the Sellers hereby covenants and agrees with MRFC that, for so long as this Agreement is in effect, and until all Receivables which have been sold to MRFC pursuant hereto, shall have been paid in full or written-off as uncollectible, and all amounts owed by the Sellers pursuant to this Agreement have been paid in full, unless MRFC and the Administrative Agent otherwise consents in writing, as follows:

     (a) Conduct of Business. Such Seller will, and will cause each of its Affiliates to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing in its jurisdiction of incorporation and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

     (b) Compliance with Laws. Such Seller will, and will cause each of its Affiliates to, comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except to the extent that the failure to comply with such laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards would not materially adversely affect the ability of the Seller to perform its obligations under this Agreement.

     (c) Furnishing of Information and Inspection of Records. Such Seller will furnish to MRFC from time to time such information with respect to itself or the Receivables as MRFC may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Receivable. Such Seller will at any time and from time to time during regular business hours, upon reasonable notice (it being agreed that one Business Day's notice shall be reasonable when a Termination Event or Potential Termination Event has taken place and is continuing), and at MRFC's expense, permit MRFC, its agents or representatives or such other individuals as MRFC may reasonably request, (i) to examine and make copies of and abstracts from all Records and
(ii) to visit the offices and properties of such Seller for the purpose of examining such Records, and to discuss matters relating to Receivables or such Seller's performance hereunder with any of the officers or employees of such Seller having knowledge of such matters.

     (d) Keeping of Records and Books of Account. Such Seller will maintain a system of accounting established and administered in accordance with generally accepted accounting principles, consistently applied, and will maintain and


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implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable). Such Seller will give MRFC prompt notice of any change in the administrative and operating procedures referred to in the previous sentence to the extent such change could reasonably be expected to have a Material Adverse Effect.

     (e) Performance and Compliance with Receivables and Contracts. Such Seller at its expense will timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

     (f) Credit and Collection Policies. Such Seller will comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

     (g) Collections. Such Seller shall instruct all Obligors to cause all Collections to be deposited directly to a Lock-Box Account.

     (h) Collections Received. Such Seller shall hold in trust for MRFC, and deposit immediately (and in any event within one Business Day) after receipt thereof to a Lock-Box Account all Collections received from time to time by such Seller. Such Seller shall prevent the deposit of any funds other than Collections into any of the Lock-Box Accounts and, to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, promptly (and in any event within one Business Day) identify any such funds to the Collection Agent for segregation and remittance to the owner thereof. If such Seller or any of its agents or representatives of Affiliates shall at any time receive any cash, checks or other instruments constituting Collections, such recipient shall segregate such payments and hold such payments in trust for MRFC and shall, promptly upon receipt (and in any event within one Business Day following receipt), remit all such Collections, duly endorsed or with duly executed instruments of transfer, to a Lock-Box Account.

     (i) Sale Treatment. Such Seller agrees to treat each conveyance hereunder for all purposes (including, without limitation, tax and financial accounting purposes) as a sale and, to the extent any such reporting is required, shall report the transactions contemplated by this Agreement on all relevant books, records, tax returns, financial statements and other applicable documents as a sale of the Receivables to MRFC.

     (j) No Sales, Liens, Etc. Except as otherwise provided herein, such Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (except for the filing of any financing statement as required under this Agreement) or with respect to, any Receivable, Related Security or Collections or upon or with respect to any Lock-Box Ac-count to which any Collections of any Receivable are sent, or, in each case, assign any right to receive income in respect thereof.

     (k) No Extension or Amendment of Receivables. Such Seller will not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto in a manner which adversely affects the amount or collectibility of any Receivable, except as provided in the Receivables Transfer Agreement, without the prior written consent of MRFC.

     (l) No Change in Credit and Collection Policy. Except as provided in the Receivables Transfer Agreement, such Seller will not make any change in the Credit and Collection Policy, which change might impair such Seller's ability to collect the Receivables, considered as a whole, in any respect.

     (m) No Mergers, Etc. Such Seller will not (i) consolidate or merge with or into any other Person, or (ii) sell, lease or transfer all or substantially all of its assets to any other Person; provided, that such Seller may merge with another Person if such Seller is the surviving entity and such merger or consolidation does not cause a Termination Event or Potential Termination Event under Section 7.01(h) of the Receivables Transfer Agreement.

     (n) Change in Payment Instructions to Obligors; Deposits to Lock-Box Accounts. Such Seller will not add or terminate, or make any change to, any Lock-Box Account, except in accordance with the Receivables Transfer Agreement. The Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account, cash or cash proceeds other than Collections of Receivables.

     (o) Change of Name, Etc. Such Seller shall not change its name or its jurisdiction of incorporation or organization unless at least ten (10) days prior to the effective date of any such change such Seller delivers to MRFC and the Administrative Agent written notice of such change together with (i) evidence that financing statements have been filed under the Relevant UCC to the extent necessary to reflect such change and to continue the perfection of MRFC's interest in the Receivables and (ii) new or revised Lock-Box Account Agreements which reflect such change and enable the Administrative Agent, on behalf of the Purchasers, to exercise its rights under the Transaction Documents.

     (p) Separate Existence. Such Seller shall:

          (i) Maintain its deposit account or accounts, separate from those of MRFC and use its commercially reasonable efforts to ensure that its funds will not be diverted to MRFC and that its funds and assets will not be commingled with those of MRFC;

          (ii) To the extent that it shares any officers or other employees with MRFC, fairly allocate between it and MRFC the salaries of and the expenses related to providing benefits to such officers and other employees, and such Seller and MRFC shall bear their respective fair share of the salary and benefit costs associated with all such common officers and employees;

          (iii) To the extent that it jointly contracts with MRFC to do business with vendors or service providers or to share overhead expenses, fairly allocate between it and MRFC the costs incurred in so doing, and it and MRFC shall bear their fair shares of such costs. To the extent that it contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of MRFC, the costs incurred in so doing shall be fairly allocated between it and MRFC in proportion to the benefit of the goods or services each is provided, and the Seller and MRFC shall bear their fair shares of such costs;

          (iv) Enter into all material transactions with MRFC, whether currently existing or hereafter entered into, only on an arm's length basis, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (iv);

          (v) Maintain office space separate from the office space of MRFC (but which may be located at the same address as MRFC). To the extent that it and MRFC have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses subject to a written sublease agreement;

          (vi) Conduct its affairs strictly in accordance with its certificate of incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

          (vii) Not assume or guarantee any of the liabilities of MRFC;

          (viii) Take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order (x) to ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to it (and, to the extent within its control, to ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to MRFC) and (y) to comply with those procedures described in such provisions that are applicable to it; (ix) The books of account, financial reports and corporate records of such Seller will be maintained separately from those of the Parent and each other Affiliate of such Seller;

          (x) The accounting records and the published financial statements of such Seller will clearly show that, for accounting purposes, the Receivables and Related Security have been sold to MRFC;

          (xi) Such Seller's assets will be maintained in a manner that facilitates their identification and segregation from those of the Parent, the other Sellers, the Transferor and other Affiliates of the Parent;

          (xii) Such Seller shall not, directly or indirectly, name MRFC or enter into any agreement to name MRFC a direct or contingent beneficiary or loss payee or any insurance policy covering the property of such Seller; and

          (xiii) Such Seller will not be, nor will hold itself out to be, responsible for the debts of MRFC or the decisions or actions in respect of the daily business and affairs of MRFC. Such Seller will immediately correct any known misrepresentation with respect to the foregoing, and the Sellers, MRFC and their Affiliates will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity.

     (q) Indemnification. Such Seller agrees to indemnify, defend and hold MRFC harmless from and against any and all losses, liabilities, damages, judgments, claims, deficiencies, or expenses (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which MRFC may become subject insofar as such losses, liabilities, damages, judgments, claims, deficiencies, or expenses arise out of or are based upon a breach by any Seller of its representations, warranties and covenants contained herein, or any information certified in any schedule or certificate delivered by any of the Sellers hereunder or in connection with the Transaction Documents, being untrue in any material respect at any time; provided that in no event shall this Section 5.01(q) be construed to include uncollectibility of any Receivable for credit-related reasons pertaining to the related Obligor. The obligations of the Sellers under this Section 5.01(q) shall be considered to have been relied upon by MRFC and the Administrative Agent, on behalf of the Purchasers, and shall survive the execution, delivery, performance and termination of this Agreement for a period of three (3) years following the Purchase Termination Date, regardless of any investigation made by MRFC, the Administrative Agent or the Purchaser or any of them.

     It is expressly understood and agreed by the parties (i) that the foregoing indemnification is not intended to, and shall not constitute a guarantee of the collectibility or payment of the Purchased Receivables and (ii) that nothing in this Section 5.01(q) shall constitute recourse (except as otherwise specifically provided in this Agreement) for (a) uncollectible Receivables or other obligations hereunder or related costs or expenses resulting from such indemnified Person's gross negligence or willful misconduct, (b) any franchise taxes owed by such indemnified Person or (c) any other taxes imposed against such indemnified Person on account of its ownership of the Purchased Receivables to the extent such taxes are measured by or against the gross or net income or receipts of such Person.

     (r) ERISA. (i) Such Seller will not (A) engage or permit any of its ERISA Affiliates to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (B) permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (c) fail to make any payments to any Multiemployer Plan that the Seller or any ERISA Affiliate of such Seller is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (D) terminate any Benefit Plan so as to result in any liability; or (E) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability to the Sellers, or any ERISA Affiliate of the Sellers under ERISA or the Code, if such prohibited transactions, accumulated funding deficiencies, failure to make payments, terminations and reportable events occurring within any fiscal year of the Sellers, in the aggregate, involve a payment of money or an incurrence of liability by the Sellers or any ERISA Affiliate of the Sellers, in an amount which would reasonably be expected to have a Material Adverse Effect and (ii) such Seller shall promptly give MRFC written notice upon becoming aware that such Seller is not in compliance in all material respects with ERISA or that any ERISA lien on any of the Receivables exists and, promptly after the receipt or filing thereof, shall provide MRFC with copies of all reports and notices with respect to any reportable event (as defined in Article IV of ERISA) which such Seller or any ERISA Affiliate thereof files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which such Seller or any ERISA Affiliate thereof receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

     (s) Amendments to Credit Agreement. The Sellers and Metaldyne agree not to amend the Credit Agreement without MRFC's consent.

                                   ARTICLE VI

                              Repurchase Obligation

     SECTION 6.01. Mandatory Repurchase.

     (a) Breach of Representation or Warranty. If any Receivable which has been sold by any Seller hereunder and which has been reported by such Seller as an Eligible Receivable to the Collection Agent in the reports of such Seller delivered pursuant to Section 3.03 shall have failed to meet the conditions set forth in the definition of Eligible Receivable on the date of such report or if, on any day, any representation or warranty made herein in respect of such Receivable shall no longer be true in any material respect, such Seller shall be deemed to have received on the date of such report or such day, as applicable, a Collection of such Receivable in full and shall on such day pay to MRFC an amount equal to the aggregate Outstanding Balance of such Receivable.

     (b) Reconveyance Under Certain Circumstances. Each Seller agrees that, in the event of a breach of any of the representations and warranties set forth in Sections 4.01(d), (h), (j), (k), (l), (n), (o), and (p), with respect to any Receivable which has been sold hereunder, such Seller agrees to accept the reconveyance of such Receivable upon receipt by such Seller of notice given in writing by MRFC and such Seller's failure to cure such breach within fifteen
(15) days (or, in the case of

Section 4.01(d) or (k), within one (1) Business Day) after receipt of such notice. In the event of a reconveyance under this Section 6.01(b), the Seller shall pay to MRFC in immediately available funds on such 15th day (or such Business Day, if applicable) an amount equal to the Outstanding Balance of any such Receivable.

     SECTION 6.02. Dilutions, Etc. Each Seller agrees that if on any Business Day the Outstanding Balance of a Receivable, an interest in which has been sold by such Seller hereunder, is either (x) reduced as a result of defective, rejected or returned goods or other dilution factor, any billing adjustment or other adjustment, or (y) reduced or canceled as a result of (i) a setoff or dispute in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or (ii) any action by any Federal or state taxing authority or as a result of the payment by any Obligor of any portion of a Receivable constituting a tax or governmental fee or charge to any Person other than MRFC, then such Seller shall be deemed to have received on such day a collection of such Receivable in the amount of such reduction, cancellation or payment made by the Obligor and shall on such day pay to MRFC an amount equal to such reduction or cancellation on the last Business Day of the calendar month in which such reduction or cancellation occurred.

                                   ARTICLE VII

                              Conditions Precedent

     SECTION 7.01. Conditions Precedent. The obligations of MRFC to purchase the Receivables on the Closing Date and on any Business Day on which Receivables are sold hereunder shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of the Sellers contained in this Agreement shall be true and correct on the Closing Date and on the applicable Business Day of sale, with the same effect as though such representations and warranties had been made on such date;

     (b) All information concerning the Receivables provided to MRFC shall be true and correct in all material respects as of the Closing Date, in the case of any Receivables sold on the Closing Date, or the date such Receivables are created, in the case of any Receivables created after the Closing Date and sold by the Sellers to MRFC on a subsequent Business Day;

     (c) Each of the Sellers shall have substantially performed all other obligations required to be performed by the provisions of this Agreement and the other Transaction Documents to which it is a party;

     (d) The Sellers shall have either filed or caused to be filed the financing statement(s) required to be filed pursuant to Section 2.01(b);

     (e) On the Closing Date, all corporate and legal proceedings, and all instruments in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be satisfactory in form and substance to

MRFC, and MRFC shall have received from the Sellers copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as MRFC may reasonably have requested;

     (f) On the Closing Date, the Sellers shall deliver to MRFC and the Administrative Agent a statement of the aggregate Outstanding Balance of the Receivables in existence as of the close of business on the second Business Day prior to the Closing Date; and

     (g) the Purchase Termination Date shall not have occurred.

     SECTION 7.02. Conditions Precedent to the Addition of a Seller. The obligation of MRFC to purchase Receivables and Related Security hereunder from a Subsidiary of Metaldyne requested to be an additional Seller pursuant to Section
9.13 is subject to the conditions precedent that MRFC shall have received the following items on or before the date designated for the addition of such Seller (the "Seller Addition Date") and in form and substance satisfactory to MRFC:

     (a) Additional Seller Supplement. An Additional Seller Supplement substantially in the form of Exhibit C attached hereto (with a copy for the Administrative Agent) duly executed and delivered by such Seller;

     (b) Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of such Seller, dated the related Seller Addition Date, and certifying
(i) that attached thereto is a true and complete copy of the by-laws of such Seller, as in effect on the Seller Addition Date and at all times since a date prior to the date of the resolutions described in clause (ii) below, (ii) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to MRFC, of the Board of Directors of such Seller or committees thereof authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (iii) that the certificate of incorporation of such Seller has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to subsection (e) below and
(iv) as to the incumbency and specimen signature of each officer executing the Additional Seller Supplement and any other Transaction Documents or any other document delivered in connection therewith on behalf of such Seller (on which certificates MRFC may conclusively rely until such time as MRFC shall receive from such Seller a revised certificate with respect to such Seller meeting the requirements of this subsection (b));

     (c) Officer's Certificate. A Certificate of a Responsible Officer of Metaldyne, dated the related Seller Addition Date, and certifying such Seller is in the same or a related line of business as the existing Sellers as of the related Seller Addition Date;

     (d) Corporate Documents. The organizational documents, including all amendments thereto, of such Seller, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation, as the case may be;

     (e) Good Standing Certificates. Certificates of compliance, of status or of good standing, dated as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction, with respect to such Seller in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a Material Adverse Effect;

     (f) Consents, Licenses, Approvals, Etc. A certificate dated the related Seller Addition Date of a Responsible Officer of such Seller either (i) attaching copies of all consents (including, without limitation, consents under loan agreements and indentures to which any Seller or its Affiliates are parties), licenses and approvals required in connection with the execution, delivery and performance by such Seller of the Additional Seller Supplement and the validity and enforceability of the Additional Seller Supplement against such Seller, and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses and approvals are so required;

     (g) No Litigation. Confirmation that there is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting such Seller or any of its Subsidiaries before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect;

     (h) Lockboxes. A Lockbox Account with respect to Receivables to be sold by such Seller shall have been established in the name of MRFC, each invoice issued to an Obligor on and after the related Seller Addition Date shall indicate that payments in respect of its Receivable shall be made by such Obligor to a Lockbox Account or by wire transfer or other electronic payment to a Lockbox Account or the Collection Account and the Collection Agent shall have delivered with respect to each Lockbox Account a Lockbox Agreement signed by MRFC, the Administrative Agent and the applicable Lockbox Bank;

     (i) UCC Certificate; UCC Financing Statements. Copies of such proper financing statements (or other similar instruments), filed and recorded at such Seller's expense prior to the related Seller Addition Date, naming such Seller as the seller and MRFC as MRFC of the Receivables and the Related Security, in proper form for filing in each jurisdiction in which MRFC (or any of its assignees) deems it necessary or desirable to perfect MRFC's ownership interest in all Receivables and Related Security under the UCC or any comparable law of such jurisdiction;

     (j) UCC Searches. Written search reports, listing all effective financing statements (or other similar instruments) that name such Seller as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to subsection (i) above and in any other jurisdictions that MRFC (or any of its assignees) determines are necessary or appropriate, together with copies of such financing statements (none of which, except for those described in subsection (i) above, shall cover any Receivables or Related Security), and tax and judgment lien searches showing no liens that are not permitted by the Transaction Documents;

     (k) List of Obligors. A microfiche, typed or printed list or other tangible evidence reasonably acceptable to MRFC showing, as of a date acceptable to MRFC prior to the related Seller Addition Date, the Obligors whose Receivables are to be transferred to MRFC and the balance of the Receivables with respect to each such Obligor as of such date;

     (l) Back-up Servicing Arrangements. Evidence that such Seller maintains disaster recovery systems or back-up computer or other information management systems that, in MRFC's and the Administrative Agent's reasonable judgment, are sufficient to protect such Seller's business against material interruption or loss or destruction of its primary computer and information management systems;

     (m) Systems. Evidence, reasonably satisfactory to MRFC and the Administrative Agent that such additional Seller's systems, procedures and record keeping relating to the Receivables remain in all material respects sufficient and satisfactory in order to permit the purchase and administration of the Receivables in accordance with the terms and intent of this Agreement;

     (n) Opinions. The Transferor shall have received (i) legal opinions on behalf of such Seller as to general corporate matters (including an opinion as to the perfection and priority of the Transferor's interest in the Receivables) and (ii) a certificate from a Responsible Officer of such Seller stating that the Specified Bankruptcy Opinion Provisions are also true and correct as to such Seller as of the Seller Addition Date, all in form and substance reasonably satisfactory to the Administrative Agent; and

     (o) Other. Such other approvals or documents as MRFC (or any of its assignees) may reasonably request from such additional Seller, including, but not limited to, a pro-forma Deposit Report and Settlement Statement incorporating the receivables data of such additional Seller.

                                  ARTICLE VIII

                              Term and Termination

     SECTION 8.01. Term. This Agreement shall commence as of the first day on which all of the conditions precedent as set out in Section 7.01 have been satisfied and shall continue in full force and effect until the earlier of (i) the date designated by MRFC or the Sellers as the Purchase Termination Date at any time following ten (10) days' written notice to the other (with a copy thereof to the Administrative Agent), (ii) the date on which the Administrative Agent, on behalf of the Purchasers, declares a Termination Event pursuant to the Receivables Transfer Agreement, (iii) upon the occurrence of an Event of Bankruptcy with respect to either MRFC or any of the Sellers or (iv) the date on which either MRFC or any of the Sellers becomes unable for any reason to purchase or repurchase, respectively, any Receivable in accordance with the provisions of this Agreement or defaults on its obligations hereunder, which default continues unremedied for more than ten (10) days after written notice to the defaulting party (any such date being a "Purchase Termination Date"); provided, however, that the termination of this Agreement pursuant to this Section 8.01 hereof shall not discharge any Person from any obligations incurred prior to such termination, including, without limitation, any obligations to make any payments with respect to any Receivable sold prior to such termination.

     SECTION 8.02. Effect of Termination. Following the termination of this Agreement pursuant to Section 8.01, the Sellers shall not sell, and MRFC shall not purchase, any Receivables. No termination, rejection or failure to assume the executory obligations of this Agreement in any Event of Bankruptcy with respect to the Sellers or MRFC shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by the Sellers or MRFC. Without limiting the foregoing, prior to termination, the failure of the Sellers to deliver computer records of Receivables or any reports regarding the Receivables shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to this Agreement render an executed sale executory.

     SECTION 8.03. Termination of Sellers and Seller Divisions. (a) Metaldyne hereby covenants and agrees with MRFC that Metaldyne shall not permit any Seller at any time to cease to be a wholly-owned Subsidiary of Metaldyne, except as provided in the following paragraph (b).

     (b) If Metaldyne wishes to permit any Seller to cease to be a wholly-owned Subsidiary of Metaldyne or terminate the sales of Receivables hereunder by any Seller or Seller Division, then Metaldyne shall submit a request (a "Seller Termination Request") to such effect in writing to MRFC and the Administrative Agent, which request shall be accompanied by a certificate prepared by a Responsible Officer of the Collection Agent indicating the Purchased Receivables Percentage applicable to such Seller (or Seller Division) as of the date of submission of such request (the "Seller Termination Request Date"). Subject to the terms and provisions hereof and of the Receivables Transfer Agreement, the relevant Seller (or Seller Division) shall be terminated as a Seller (or Seller Division) hereunder immediately upon the consummation of the transaction in connection with which such Seller ceases to be a wholly-owned Subsidiary of Metaldyne or in the case of a Seller Division upon the satisfaction of any applicable conditions in the Receivables Transfer Agreement. From and after the date any such Seller (or Seller Division) is terminated as a Seller (or Seller Division) pursuant to this subsection, the Seller (or Seller Division) shall cease selling, and MRFC shall cease buying, Receivables and Related Security from such Seller (or Seller Division) and a Purchase Termination Date shall be deemed to have occurred with respect to such Seller (or Seller Division).

     (c) A terminated Seller (or Seller Division) shall have no further obligation under any Transaction Document, other than pursuant to Sections 5.01(q), 6.01 and 6.02 of this Agreement, with respect to Receivables previously sold by it to MRFC.

                                   ARTICLE IX

                            Miscellaneous Provisions

     SECTION 9.01. Amendments, Etc. This Agreement and the rights and obligations of the parties hereunder may not be amended, supplemented, waived or otherwise modified and no consent to any such amendment, supplement, waiver or modification may be given except in an instrument in writing signed by MRFC and the Sellers and consented to in writing by the Administrative Agent (with the consent of the Required Purchasers). Any reconveyance executed in accordance with Section 5.01(q), 6.01 or 6.02 hereof shall not be considered an amendment or modification to this Agreement.

     SECTION 9.02. Governing Law; Submission to Jurisdiction.

     (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York except to the extent that the validity or perfection of MRFC's ownership of or security interest in the Receivables, or remedies hereunder in respect thereof, are governed by the laws of a jurisdiction other than the State of New York.

     (b) THE PARTIES HERETO HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 9.02(b) SHALL AFFECT THE RIGHT OF MRFC TO BRING ANY OTHER ACTION OR PROCEEDING AGAINST ANY OF THE SELLERS OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

     SECTION 9.03. Notices. (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, or telecopied to:

     (a) in the case of MRFC:

                           MRFC, Inc.
                           47659 Halyard Drive
                           Plymouth, MI 48170
                           Attention: President
                           Telecopy:  734-207-6200



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

     (b) in the case of the Sellers to the address set forth on Schedule I; and

                  in each case, with a copy to:

                           General Electric Capital Corporation
                           1100 Abernathy Road, Suite 900
                           Atlanta, GA  30328
                           Attention:  Metaldyne/MRFC, Inc. Account Manager
                           Telecopy:  678-320-8902

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Notices and communications by facsimile shall be effective upon receipt.

     SECTION 9.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 9.05. Assignment. This Agreement may not be assigned by the parties hereto, except that MRFC may assign its rights hereunder pursuant to the Receivables Transfer Agreement to the Administrative Agent for the benefit of Purchasers as security for MRFC's repayment obligations under the Receivables Transfer Agreement. MRFC hereby notifies the Sellers, and the Sellers hereby acknowledge and agree, that MRFC, pursuant to the Receivables Transfer Agreement, has assigned its rights (but not its obligations) hereunder to the Administrative Agent for the benefit of the Purchasers and that the representations, warranties, covenants and agreements of the Sellers contained in this Agreement and the rights, powers and remedies of MRFC under this Agreement are intended to benefit the Purchasers and will be directly enforceable by the Administrative Agent on their behalf. All rights, powers and remedies of MRFC hereunder may be exercised by the Administrative Agent to the extent of its rights hereunder and under the other Transaction Documents.

     SECTION 9.06. Further Assurances. MRFC and the Sellers agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Transaction Documents, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the Relevant UCC or other laws of any applicable jurisdiction.

     SECTION 9.07. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of MRFC, the Sellers, the Administrative Agent, or any Purchaser any right, remedy, power or privilege hereunder,



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

shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

     SECTION 9.08. Counterparts. (a) This Agreement may be executed in two or more counterparts thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     (b) Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 9.09. Binding Effect; Third-Party Beneficiaries. This Agreement and the other Transaction Documents will inure to the benefit of and be binding upon the parties hereto and their respective successors, transferees and permitted assigns. The Purchasers and the Administrative Agent are each intended by the parties hereto to be third-party beneficiaries of this Agreement.

     SECTION 9.10. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Transaction Documents.

     SECTION 9.11. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 9.12. Exhibits. The schedules and exhibits referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     SECTION 9.13. Addition of Sellers. Subject to the terms and conditions hereof, from time to time one or more wholly-owned direct or indirect Subsidiaries of Metaldyne may become additional Seller parties hereto. If any such Subsidiary wishes to become an additional Seller, Metaldyne shall submit a request to such effect in writing to MRFC and the Administrative Agent. If Metaldyne, MRFC, and the Administrative Agent shall have agreed to any such request (such consent not to be unreasonably withheld or delayed from the date such request is received), such wholly-owned Subsidiary shall become an additional Seller party hereto on the related Seller Addition Date upon satisfaction of the conditions set forth in Section 7.02.

     SECTION 9.14. Confidentiality. (a) Each of Metaldyne, the Sellers and MRFC shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of this Agreement, the other Transaction Documents and all other confidential proprietary information with respect to the other parties and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Transaction Documents, except for information that has become publicly available or information disclosed (i) to legal counsel, accountants and other professional advisors to the parties and their Affiliates, (ii) as required by law, regulation or legal process (including in connection with any registration Statement or other filing made with the SEC); or (iii) in connection with any legal or regulatory proceeding to which the parties or any of their Affiliates is subject. Each of the parties hereby consents to the disclosure of any nonpublic information with respect to it received by any Purchaser or the Administrative Agent to (i) any Purchaser or the Administrative Agent, (ii) any potential Purchaser or (iii) any Participant or potential Participant.

     (b) Each of the parties hereto shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of the Transaction Documents and all other confidential proprietary information with respect to the Purchasers and the Administrative Agent and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Transaction Documents, except for information that has become publicly available or information disclosed (i) to legal counsel, accountants and other professional advisors to the parties and their Affiliates,
(ii) as required by law, regulation or legal process (including in connection with any registration Statement or other filing made with the SEC) or (iii) in connection with any legal or regulatory proceeding to which the parties or any of their Affiliates is subject.




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




     IN WITNESS WHEREOF, MRFC and the Sellers each have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                METALDYNE CORPORATION


                                By:    /s/ Jeffrey M. Stafeil
                                       -----------------------------------
                                Name:  Jeffrey M. Stafeil
                                Title: Executive Vice President & Chief
                                         Executive Officer

                                As Sellers:

                                Metaldyne Accura Tool & Mold, Inc.
                                Metaldyne Company LLC
                                Metaldyne DuPage Die Casting Corporation
                                Metaldyne Lester Precision Die Casting, Inc.
                                Metaldyne Light Metals Company, Inc.
                                Metaldyne Machining and Assembly Company, Inc. Metaldyne Precision Forming-Fort Wayne, Inc. Metaldyne Sintered Components of Indiana, Inc. Metaldyne Sintered Components, LLC
                                Metaldyne Tubular Products, Inc.
                                NC-M Chassis Systems, LLC
                                Windfall Products, Inc.




                                By:   /s/ Jeffrey M. Stafeil
                                      ------------------------------------
                                Name: Jeffrey M. Stafeil

                                    As Purchaser:

                                    MRFC, INC.


                                    By:    /s/ Jeffrey M. Stafeil
                                           -------------------------------
                                    Name:  Jeffrey M. Stafeil
                                    Title: Executive Vice President


Acknowledged and agreed as f the date first above written:


GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrative Agent
for the benefit of the several Purchasers


By:    /s/ Curtis J. Correa
       ----------------------------------
Name:  Curtis J. Correa
Title: Authorized Signatory





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